Exhibit 10.1

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED RECEIVABLES

PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”) is entered into as of December 7, 2007 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller”),

(b) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V. (each of the foregoing a “Committed Purchaser”),

(c) Falcon Asset Securitization Company LLC (f/k/a Falcon Asset Securitization Corporation), Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation), and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(d) YRC Assurance Co. Ltd., an exempted company incorporated with limited liability under the laws of Bermuda formerly known as USF Assurance Co. Ltd., individually and as agent for itself (in such latter capacity, a “Co-Agent”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”);

(f) SunTrust Robinson Humphrey, Inc. (f/k/a SunTrust Capital Markets, Inc.), Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as “Co-Agents,” and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors in such capacity, the “Administrative Agent” and together with the Co-Agents, the “Agents”),

with respect to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among the parties hereto (as heretofore amended, the “Existing RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing RPA.

2. Amendments.

2.1 Sections 7.1(h) and 7.1(i) of the Existing RPA are hereby amended and restated in their entirety to read, respectively, as follows:

(h) A “Default” or an “Event of Default” under and as defined in the YRCW Credit Agreement, shall occur and be continuing; provided, however, that any Servicer Default arising under this Section 7.1(h) shall be deemed automatically waived if and to the extent that any “Default” or “Event of Default” under the YRCW Credit Agreement is waived in accordance with the terms thereof.

(i) Any Trigger Event shall occur.

2.2 The definitions of “Level I Trigger Event,” “Level II Trigger Event” and “Yellow Roadway Credit Agreement” in Exhibit I to the Existing RPA are hereby deleted in their entirety.

2.3 Each of the following new definitions is hereby inserted in Exhibit I to the Existing RPA in its appropriate alphabetical order:

“Trigger Event” means the failure of YRC Worldwide Inc. to maintain, as of the end of any Test Period (as defined in the YRCW Credit Agreement), (a) a Total Leverage Ratio (as defined in the YRCW Credit Agreement) that is less than or equal to 3.50:1 or (b) a Consolidated Interest Coverage Ratio (as defined in the YRCW Credit Agreement) that is greater than or equal to 2.00:1.

“YRCW Credit Agreement” means that certain Credit Agreement dated as of August 17, 2007 among YRC Worldwide Inc., certain of its Canadian and United Kingdom Affiliates, the lenders party thereto, JPMorgan Chase Bank, National Association, Toronto Branch, as Canadian Agent, J.P. Morgan Europe Limited, as UK Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent thereunder, as amended, modified or replaced from time to time.

2.4. Each of the following definitions in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read, respectively, as follows:

“Applicable Margin” means the applicable rate per annum set forth under the caption “Eurocurrency Spread for Eurocurrency Revolving Loans” plus that set forth under the caption “Utilization Increase” in the definition of “Applicable Rate” (as defined in the YRCW Credit Agreement).

“Concentration Limit” means:

(a) for any Obligor and its Affiliates considered as if they were one and the same Obligor, an amount equal to (i) 3.00%, multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables at such time; and

(b) at any time, for all Government Receivables, 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time;

provided, however, that the Administrative Agent may from time to time designate other amounts (each, a “Special Concentration Limit”) for any Obligor or class of

Receivables, it being understood and agreed that any of the Agents may, upon not less than three Business Days’ notice to the Seller and the other Agents, cancel any Special Concentration Limit.

2.5 Clause (ii) of the definition of “Eligible Receivable” in Exhibit I to the Existing RPA is hereby amended and restated in its entirety to read as follows:

(ii) a Receivable (A) as to which no payment, or part thereof, remains unpaid for 120 days or more from the original invoice date, (B) which does not represent Deferred Revenue, and (C) is not a Defaulted Receivable,

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of the Seller’s representations and warranties contained in Section 3.1 of the Existing RPA is true and correct as of the Effective Date.

4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) when the Administrative Agent has received counterparts of this Amendment, duly executed by each of the parties hereto.

5. Ratification. The Existing RPA, as modified hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Existing RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to either of the Existing RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing RPA, as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:	/s/ Todd M. Hacker
Name:	Todd M. Hacker
Title:	President

YRC ASSURANCE CO. LTD., AS AN UNCOMMITTED PURCHASER AND AS YRCA AGENT

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A COMMITTED PURCHASER, AS LC ISSUER AND AS VFCC AGENT

By:	/s/ Eero H. Maki
Name:	Eero H. Maki
Title:	Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY:	WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Haojin Wu
Name:	Haojin Wu
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., AS THREE PILLARS AGENT

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director

SUNTRUST BANK, AS A COMMITTED PURCHASER

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	Director

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

ABN AMRO BANK N.V., AS A COMMITTED PURCHASER AND AS AMSTERDAM AGENT

By:	/s/ David J. Donofrio
Name:	David J. Donofrio
Title:	Director

By:	/s/ Christopher M. Burke
Name:	Christopher M. Burke
Title:	Vice President

AMSTERDAM FUNDING CORPORATION

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

JPMORGAN CHASE BANK, N.A., AS A COMMITTED PURCHASER, AS FALCON AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Sherri Gerner
Name:	Sherri Gerner
Title:	Executive Director

FALCON ASSET SECURITIZATION COMPANY LLC

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:	/s/ Sherri Gerner
Name:	Sherri Gerner
Title:	Executive Director

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